Regulatory Matters, Commitments, Contingencies And Environmental Liabilities Regulatory Matters, Commitments, Contingencies And Environmental Liabilities (Schedule of Future Minimum Rental Payments for Operating Leases) (Details)
$ in Millions
Dec. 31, 2014 USD ($)
Operating Leased Assets [Line Items]
2015	$ 151
2016	129
2017	118
2018	108
2019	102
Thereafter	829
Total Future Rent Payments	1,437
Future Rental Income	(34)
Net Future Rental Payments	$ 1,403